SUPPLEMENT DATED MARCH 23, 2026

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR DIVERSIFIED BOND PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for Diversified Bond Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective June 30, 2026. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, information regarding Peter W. Palfrey will be deleted and the following will be added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Portfolio Manager and Primary Title with	Experience
Sub-Adviser	with Fund
Michael F. Gladchun, Portfolio Manager	Since 2026